(File No. 811-04605)

                            SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                   Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
         [   ]    Preliminary Proxy Statement
         [   ]    Confidential, for Use of the Commission Only
                  (as permitted by Rule 14a-6(e)(2))
         [ X ]    Definitive Proxy Statement
         [   ]    Definitive Additional Materials
         [   ]    Soliciting Material Pursuant to SS.240.14a-12

                           FIRST FINANCIAL FUND, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ X ]  No fee required
     [   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
            and 0-11

          1)   Title of each class of securities to which transaction applies:

               ---------------------------------

          2)   Aggregate number of securities to which transaction applies:

               ---------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

               ---------------------------------

          5)   Total fee paid:

               ---------------------------------

     [   ] Fee paid previously with preliminary materials.
     [   ] Check  box if  any  part of  the fee is  offset  as  provided  by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              1)       Amount Previously Paid:

                       ----------------------

              2)       Form, Schedule or Registration Statement No.:

                       ----------------------

              3)       Filing Party:

                       ----------------------

              4)       Date Filed:

                       ----------------------

                           FIRST FINANCIAL FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                              --------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              --------------------

To our Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of First Financial Fund, Inc. ("Fund") will be held on August 30, 2001 at 10:00 a.m., at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 for the following purposes:

     (1)  To elect one Director to serve until 2004; and

     (2) To consider and act upon any other business as may properly come before the Meeting or any adjournments thereof.

     Only holders of common stock of record at the close of business on June 4, 2001 are entitled to notice of and to vote at the Meeting.



                                             By order of the Board of Directors,


                                             /s/ Arthur J. Brown
                                             ----------------------------------
                                             ARTHUR J. BROWN
                                             SECRETARY
     Dated: June 26, 2001


--------------------------------------------------------------------------------
            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

     STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

     TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                           FIRST FINANCIAL FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                                   -----------
                                 PROXY STATEMENT
                                   -----------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 30, 2001

                                  INTRODUCTION


     This Proxy Statement is furnished to the stockholders of First Financial Fund, Inc. ("Fund") by the Board of Directors of the Fund in connection with the solicitation of stockholder votes by proxy to be voted at the Annual Meeting of Stockholders ("Meeting") to be held on August 30, 2001 at 10:00 a.m. at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or any adjournments thereof. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Annual Meeting.

     If the enclosed form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a subsequently dated proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy, shares will be voted "FOR" the election of the nominee for Director and "FOR" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

     The close of business on June 4, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting ("Record Date"). On that date, the Fund had 25,064,976 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy first will be mailed to stockholders on or about June 28, 2001.

     The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made, without cost to the Fund, by mail, telephone, telegraph or in person by regular employees of Prudential Investments Fund Management LLC, the Fund's administrator ("Administrator"), or the Administrator's affiliate, Prudential Securities Incorporated ("Prudential Securities"). All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by the Fund. In addition, the Fund has retained Georgeson Shareholder Communications Inc., a proxy solicitation firm, at a cost of approximately $6,000, to solicit stockholders on behalf of the Fund.

     The presence at the Meeting, in person or by proxy, of stockholders entitled to cast a majority of the Fund's outstanding common stock is required for a quorum. The affirmative vote of a majority of the Fund's outstanding common stock is required to elect a Director. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. In such case, the persons named as proxies will vote those proxies which they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies required to be voted against such item "AGAINST" such an adjournment. A stockholder vote may be taken on the nomination in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Accordingly, abstentions and broker non-votes effectively will be a vote against any adjournment, but will have no effect on the election of the Director because the required vote is a set percentage of the Fund's outstanding common stock.

     Except as set forth below, as of June 4, 2001, the Fund does not know of any other person who owns beneficially or of record 5% or more of the outstanding common stock of the Fund.



      SHAREHOLDER*                              NUMBER OF SHARES OWNED+            PERCENTAGE OF SHARES++
      ------------                              -----------------------            ----------------------
      Ernest Horejsi Trust No. 1B                      1,795,100                                7.16%
      Lola Brown Trust No. 1B                          2,550,200                               10.17%
      Mildred B. Horejsi Trust                         1,922,400                                7.67%
      Stewart R. Horejsi Trust No. 2                   1,697,900                                6.77%
      Susan L. Ciciora Trust                           1,359,800                                5.43%
      John S. Horejsi Trust                                  100                              .00040%
      Badlands Trust Company                           1,359,900**                              5.43%**


--------------
+ This information is based solely on a joint Schedule 13D filed April 19, 2001 by these entities along with Stewart R. Horejsi, reporting aggregate holdings of 9,325,500 shares or 37.87% of the Fund's outstanding shares by these entities as of April 12, 2001 and indicating that, because of the relationships between Mr. Horejsi and the entities, Mr. Horejsi may be deemed to share indirect beneficial ownership of such shares. Due to these relationships, all of the entities and Mr. Horejsi could be viewed as a group and will hereinafter be referred to as the "Horejsi Group." Because some of the shares reported above may be deemed to be beneficially owned by more than one entity within the Horejsi Group, the aggregate number and percentage of shares owned are less than the sum total shown for each individual owner.

++ This information is calculated by dividing the number of shares owned by the shareholder by the total number of Fund shares outstanding as of the Record Date.

* The address of each of these entities is c/o Badlands Trust Company, 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078.

** Badlands Trust Company has shared voting and shared dispositive power over the shares held by the Susan L. Ciciora Trust and the John S. Horejsi Trust (which both have sole voting and sole dispositive power over such shares). Thus, Badlands Trust Company may be considered the indirect beneficial owner of such shares. All other shares reported in the table above are held directly with sole voting and dispositive power by the entity indicated.

     In addition, the Directors and officers of the Fund, in the aggregate, owned less than 1% of the Fund's outstanding common stock as of June 4, 2001.

     STOCKHOLDERS MAY OBTAIN A FREE COPY OF THE FUND'S MOST RECENT ANNUAL REPORT BY CALLING EQUISERVE, L.P. TOLL-FREE AT (800) 451-6788 OR BY MAILING A WRITTEN REQUEST TO BFC C/O EQUISERVE, L.P., P.O. BOX 43011, PROVIDENCE, RHODE ISLAND 02940-3011.


                              ELECTION OF DIRECTOR

                                    PROPOSAL

     The Board of Directors is divided into three classes with each class serving for a term of three years and until their successors are elected and qualified. The classification of the Fund's Directors helps to promote the continuity and stability of the Fund's management and policies because the majority of the Directors at any given time will have prior experience as Directors of the Fund. At least two stockholder meetings, instead of one, are required to effect a change in a majority of the Directors, except in the event of vacancies resulting from removal for cause or other reasons, in which case the remaining Directors may fill the vacancies so created.

     The Board has voted to nominate Mr. Richard I. Barr as a Class III Director for the term expiring in 2004. Mr. Barr was informally proposed as a potential nominee by Stewart R. Horejsi on behalf of the Horejsi Group in a December 20, 2000 letter to the Board of Directors. In a subsequent letter dated February 28, 2001, the Ernest Horejsi Trust No. 1B, a member of the Horejsi Group, formally notified the Fund of its intention to nominate Mr. Barr for election as Director at the 2001 meeting of stockholders in accordance with the Fund's By-Laws. The Board's Nominating Committee met with Mr. Barr and determined to recommend that the Board of Directors nominate him for the Class III Board seat open for election at the annual meeting of stockholders. At the May 22, 2001, meeting of the Board of Directors, the full Board approved Mr. Barr as its nominee for the Meeting.

     It is the intention of the persons named in the enclosed form of proxy to vote in favor of the election of Mr. Barr as Director. Mr. Barr has consented to be named in this Proxy Statement and to serve as Director if elected. The Board of Directors has no reason to believe that Mr. Barr will become unavailable for election as a Director, but if that should occur before the Meeting, the proxies will be voted for such other nominee as the Board of Directors may recommend.

     None of the Directors is related to one another. The following tables set forth certain information regarding each of the Directors of the Fund. Unless otherwise noted, each of the Directors has engaged in the principal occupation listed in the following table for five years or more.

                          INFORMATION REGARDING NOMINEE
                       FOR ELECTION AT 2001 ANNUAL MEETING

                                                                                                DOLLAR RANGE OF
    NAME, AGE, POSITION WITH           PRINCIPAL OCCUPATION DURING THE PAST FIVE                FUND SHARES AS
     FUND, TENURE, ADDRESS                    YEARS AND OTHER DIRECTORSHIPS                     OF JUNE 4, 2001
    ------------------------           -----------------------------------------                ---------------
CLASS III (TERM EXPIRING IN 2004, IF ELECTED)

Richard I. Barr (64)                 Formerly   President    and  Director  of                       $1-$10,000
NO CURRENT POSITION.                 Advantage     Sales     and     Marketing
6831 East Solano Drive               (1997-1999);    President     and   Chief
Phoenix, Arizona 85061               Executive   Officer  of   CBS   Marketing
                                     (1976-1997);   President,   Arizona  Food
                                     Brokers  Association  (1996);   Director,
                                     Association   of  Sales  and    Marketing
                                     Companies    (formerly   National    Food
                                     Brokers     Association)     (1992-1998);
                                     Director,    St.    Mary's    Food   Bank
                                     (1990-1996);   and  currently   Director,
                                     Boulder  Total Return Fund,  Inc.  (since
                                     1999);  and   advisory  board  member  of
                                     Kansas   University  Business  School and
                                     Arizona State University.

                                             INFORMATION REGARDING DIRECTORS
                                             WHOSE CURRENT TERMS CONTINUE

                                                                                                DOLLAR RANGE OF
    NAME, AGE, POSITION WITH           PRINCIPAL OCCUPATION DURING THE PAST FIVE                FUND SHARES AS
     FUND, TENURE, ADDRESS                   YEARS AND OTHER DIRECTORSHIPS*                     OF JUNE 4, 2001
    ------------------------           -----------------------------------------                ---------------
CLASS I (TERM EXPIRING IN 2002)

ROBERT E. LA BLANC (67)              President   of    Robert    E.  La   Blanc                 $10,001-$50,000
DIRECTOR SINCE 1999.                 Associates,         Inc.      (information
323 Highland Avenue                  technologies    consulting)  (since 1981);
Ridgewood, New Jersey 07450          formerly  Vice   Chairman of   Continental
                                     Telecom,   Inc.    (1979-1981);   formerly
                                     General    Partner  at  Salomon   Brothers
                                     (1969-1979);     Director   of  Salient  3
                                     Communications, Inc. (telecommunications),
                                     Storage     Technology    Corp.  (computer
                                     equipment),   Titan Corp.   (electronics),
                                     Chartered  Semiconductor    Manufacturing,
                                     Ltd. (semiconductors) and  The High  Yield
                                     Plus Fund, Inc.;   Trustee  of   Manhattan
                                     College;  and Director or  Trustee  of  41
                                     portfolios   within  the  Prudential  Fund
                                     Complex.

                                                                                                DOLLAR RANGE OF
    NAME, AGE, POSITION WITH           PRINCIPAL OCCUPATION DURING THE PAST FIVE                FUND SHARES AS
     FUND, TENURE, ADDRESS                   YEARS AND OTHER DIRECTORSHIPS*                     OF JUNE 4, 2001
    ------------------------           -----------------------------------------                ---------------

EUGENE C. DORSEY (74)                 Retired.   Formerly   President,    Chief                      $1-$10,000
DIRECTOR SINCE 1996.                  Executive  Officer and Trustee,   Gannett
2010 Harbourside Drive                Foundation    (now    Freedom     Gannett
Longboat Key, Florida 34228           newspapers and Vice President of  Gannett
                                      Co., Inc.  (publishing) (1978-1981); past
                                      Chairman,   Forum)  (1981-1989);   former
                                      publisher  of  four  Independent  Sector,
                                      Washington,  D.C. (national  coalition of
                                      philanthropic organizations) (1989-1992);
                                      former  Chairman  of the American Council
                                      for the Arts; former  Director,  Advisory
                                      Board   of   Chase   Manhattan   Bank  of
                                      Rochester;  Director of The  High   Yield
                                      Plus    Fund,   Inc.;  and   Director  or
                                      Trustee  of  47   portfolios   within the
                                      Prudential Fund Complex.

CLASS II (TERM EXPIRING IN 2003)

CLAY T. WHITEHEAD (62)                President of Clay  Whitehead  Associates                 $50,001-$100,000
DIRECTOR SINCE 2000.                  (telecommunications)  (since  1987)  and
P.O. Box 8090                         National Exchange 1983); Director of GTC
McLean, Virginia 22106                Telecom,   Inc.    (telecommunications),
                                      Crosswalk.com    Inc.    (new   business
                                      development  firm) (since May (website),
                                      and The High Yield Plus Fund,  Inc.; and
                                      Director  or  Trustee  of 59  portfolios
                                      within the Prudential Fund Complex.


THOMAS T. MOONEY (59)**              President of the Greater  Rochester Metro                  $10,001-$50,000
PRESIDENT, DIRECTOR AND              Chamber of Commerce (since  1976); former
TREASURER SINCE 1986.                Rochester City Manager  (1973);   Trustee
55 St. Paul Street                   of  Center   for  Governmental   Research,
Rochester, New York 14604            Inc.;    Director   of  Blue   Cross   of
                                     Rochester,   Executive  Service  Corps of
                                     Rochester,     Monroe     County    Water
                                     Authority,  and  Monroe County Industrial
                                     Development    Corporation;     President,
                                     Director and  Treasurer of The High Yield
                                     Plus Fund, Inc.;   Director or Trustee of
                                     65 portfolios within  the Prudential Fund
                                     Complex.


-----------
* Each current Director of the Fund, but not the nominee, Mr. Barr, oversees four other portfolios within the Fund's "Fund Complex." The Fund's Fund Complex consists of a group of investment companies and series of investment companies that are advised by Wellington Management Company, LLP, the Fund's investment adviser ("Investment Adviser").

** Indicates an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). Mr. Mooney is deemed to be an "interested person" by reason of his service as an officer of the Fund.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
          Under Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), Section 30(f) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, the Fund's officers and Directors, persons owning more than 10% of the Fund's common stock and certain officers and partners of the Investment Adviser are required to report their transactions in the Fund's common stock to the SEC, the New York Stock Exchange and the Fund. Based solely on the Fund's review of the copies of such reports received by it, the Fund believes that, during its fiscal year ended March 31, 2001, all filing requirements applicable to such persons were complied with except that Mr. Mooney engaged in one transaction where he purchased shares of common stock of the Fund that was not reported on a timely basis in a Form 4 filing. However, this purchase was subsequently reported in a timely Form 5 filing.


BOARD OF DIRECTORS AND COMMITTEE MEETINGS
          The Board of Directors met six times during the Fund's fiscal year ended March 31, 2001, and each Director attended at least 75% of the total number of meetings of the Board and of any committee of which he was a member during that year. The Board of Directors has an Audit Committee and a Nominating Committee.

          The Audit Committee acts pursuant to a written charter adopted by the Board of Directors (attached as Appendix A) and is responsible for overseeing the Fund's accounting and financial reporting policies, practices and internal controls. The Audit Committee currently consists of Messrs. Dorsey, La Blanc, McCorkindale and Whitehead, all of whom are independent as defined in Section
303.01 of the listing standards of the New York Stock Exchange. The Audit Committee's duties are: (a) to review the financial and accounting policies of the Fund, including internal accounting control procedures, and to review reports prepared by the Fund's independent accountants; (b) to review and recommend approval or disapproval of audit services and the fees charged for the services; (c) to evaluate the independence of the independent accountants and to recommend whether to retain the independent accountants for the next fiscal year; and (d) to report to the Board of Directors and make such recommendations as it deems necessary. The Audit Committee met once during the fiscal year ended March 31, 2001. Each member of the Committee attended that meeting. In addition, the Committee met on May 21, 2001 to review the Fund's material contracts and its audited financial statements. All members of the Committee attended that meeting. Attached as Appendix B is a copy of the Audit Committee's Report with respect to the Fund's audited financial statements.

          The  Nominating  Committee's  primary  responsibility  is to recommend nominees for election as Fund Director to the full Board of Directors. The Nominating Committee currently consists of Messrs. Dorsey, La Blanc, McCorkindale and Whitehead. The Nominating Committee met once during the fiscal year ended March 31, 2001. The Committee will consider nominees recommended by stockholders if such proposed nominations are submitted to the Fund in writing. Formal nominations by stockholders must be made in accordance with the Fund's By-Laws. The Board of Directors does not have a standing compensation committee.

          If Mr. Barr is elected to the Board, it is expected that he will be appointed to the Audit and Nominating Committees. Mr. Barr has no relationship with the Fund and is independent as defined under the listing standards of the New York Stock Exchange.

EXECUTIVE OFFICERS OF THE FUND
          The officers of the Fund are elected annually by the Board of Directors at its regular meeting immediately preceding the annual meeting of stockholders. The officers of the Fund, other than those shown above who also serve as Directors, are:



            NAME, AGE, POSITION WITH                             PRINCIPAL OCCUPATION DURING THE
              FUND, TENURE, ADDRESS                                     PAST FIVE YEARS
            ------------------------                             -------------------------------
     ARTHUR J. BROWN (52)                                  Partner, Kirkpatrick & Lockhart LLP (law firm
     SECRETARY SINCE 1986.                                 and counsel to the Fund).
     1800 Massachusetts Avenue, NW
     Washington, D.C. 20036

     R. CHARLES MILLER (43)                                Partner, Kirkpatrick & Lockhart LLP.
     ASSISTANT SECRETARY SINCE 1999.
     1800 Massachusetts Avenue, NW
     Washington, D.C. 20036



COMPENSATION OF DIRECTORS
          The Fund currently pays each Director an annual fee of $5,000, plus travel and other out-of-pocket expenses incurred by the Directors in attending Board meetings. No additional fees are paid for service on Board committees or attendance of meetings. The table below includes certain information relating to the compensation of the Fund's Directors paid by the Fund for the fiscal year ended March 31, 2001, as well as information regarding compensation from the Fund's Fund Complex for the year ended December 31, 2000. Annual Board fees may be reviewed periodically and changed by each Fund's Board.



----------------------------------------------------------------------------------------------------------------------------------
                                                  COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------------------
                                                         Pension or                               Total
                                                         Retirement                           Compensation
                                                          Benefits          Estimated           From the
                                                         Accrued as          Annual             Fund and
                                     Aggregate           Part of the        Benefits            the Fund
                                   Compensation            Fund's             Upon            Complex Paid
  Name of Director                 From the Fund          Expenses         Retirement         to Directors
----------------------------------------------------------------------------------------------------------------------------------
 Eugene C. Dorsey+                    $3,750                 N/A               N/A             $12,975(5)*
----------------------------------------------------------------------------------------------------------------------------------
 Robert E. La Blanc                   $3,600                 N/A               N/A             $12,075(5)*
----------------------------------------------------------------------------------------------------------------------------------
 Thomas T. Mooney                     $3,900                 N/A               N/A             $13,825(5)*
----------------------------------------------------------------------------------------------------------------------------------
 Clay T. Whitehead                    $3,600                 N/A               N/A             $12,075(5)*
----------------------------------------------------------------------------------------------------------------------------------
 Richard I. Barr                        $0                   N/A               N/A                 $0
----------------------------------------------------------------------------------------------------------------------------------

--------
* Parenthetical indicates number of funds (including the Fund) in the Fund Complex to which aggregate compensation relates. Mr. Barr does not serve on the Board of any other fund in the Fund's Fund Complex.

+ All compensation from the Fund and Fund Complex for the calendar year ended December 31, 2000 represents deferred compensation. Mr. Dorsey received aggregate compensation for that period from the Fund and the Fund Complex, including accrued interest, in the amounts of $4,761 and $15,723, respectively.

  DIRECTORS MUST BE ELECTED BY A VOTE OF A MAJORITY OF THE OUTSTANDING COMMON
                               STOCK OF THE FUND.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" THE NOMINEE.

                INFORMATION ON THE FUND'S INDEPENDENT ACCOUNTANTS

          The Fund's financial statements for the fiscal year ended March 31, 2001 were audited by PricewaterhouseCoopers LLP ("PwC"). In the opinion of the Audit Committee, the services provided by PwC are compatible with maintaining the independence of the Fund's accountants. The Board of Directors of the Fund has selected PwC as the independent accountants for the Fund for the fiscal year ending March 31, 2002. PwC has been the Fund's independent accountants since February 18, 1997. PwC has informed the Fund that it has no material direct or indirect financial interest in the Fund.

          Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES
          The aggregate fees billed by PwC for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended March 31, 2001 and the review of the financial statements included in the Fund's annual report to stockholders were $22,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
          PwC billed no fees for professional services rendered to the Fund for information technology services relating to financial information systems design and implementation for the Fund's fiscal year ended March 31, 2001. Similarly, PwC billed no fees for professional services rendered to the Fund's Investment Adviser for information technology services relating to financial information systems design and implementation for the calendar year ended March 31, 2001.

ALL OTHER FEES
          There were no fees billed by PwC for the fiscal year ended March 31, 2001 for other services provided to the Fund and $610,254 in fees billed by PwC during the same period for other services provided to the Investment Adviser.

                                  OTHER MATTERS

          No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

                       WELLINGTON MANAGEMENT COMPANY, LLP

          Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, is the Fund's Investment Adviser. The Investment Adviser is a Massachusetts limited liability partnership of which the following persons are managing partners: Laurie Gabriel, Duncan M. McFarland and John R. Ryan. The Investment Adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of March 31, 2001, the Investment Adviser held discretionary investment authority over approximately $273 billion of assets. The Investment Adviser and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. The Investment Adviser is not affiliated with the Administrator, Prudential Investments Fund Management LLC, which is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
                                       8

                              STOCKHOLDER PROPOSALS

          The Fund's By-Laws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide notice to the Secretary of the Fund at least 90 days in advance of the anniversary of the date that the Fund's Proxy Statement for its previous year's annual meeting was first released to stockholders. Accordingly, if a stockholder intends to present a proposal at the Fund's annual meeting of stockholders in 2002 and desires to have the proposal included in the Fund's Proxy Statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 by March 30, 2002. The notice must contain information sufficient to identify the nominee(s) or proposal and to establish that the stockholder beneficially owns shares that would be entitled to vote on the nomination or proposal. Stockholder nominations and proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such nomination or proposal is subject to limitation under the federal securities laws. Stockholder nominations or proposals not received by March 30, 2002 will not be considered "timely" within the meaning of Rule 14a-4(c) of the 1934 Act.


                   NOTICE TO BANKS, BROKER-DEALERS AND VOTING
                           TRUSTEES AND THEIR NOMINEES

          Please advise the Fund, at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.



                                By order of the Board of Directors,



                                /s/ Arthur J. Brown
                                ------------------------------------
                                ARTHUR J. BROWN
                                SECRETARY



Dated: June 26, 2001

                                                                      APPENDIX A

                            FIRST FINANCIAL FUND, INC.
                             AUDIT COMMITTEE CHARTER

                                  May 24, 2000

I. COMPOSITION OF THE AUDIT COMMITTEE. The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Fund that may interfere with the exercise of his or her independence from management and the Fund and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc.

II. PURPOSES OF THE AUDIT COMMITTEE. The purposes of the Audit Committee are to assist the Board of Directors:

          1. in its oversight of the Fund's accounting and financial reporting policies and practices, its internal controls and procedures, and, as appropriate, the internal controls of certain service providers;

          2.        in its  oversight  of the  quality  and  objectivity  of the
                    Fund's  financial   statements  and  the  independent  audit
                    thereof;

          3.        in evaluating the independence of the outside auditors; and

          4. in evaluating, selecting and, where deemed appropriate, replacing the independent auditors.

          The function of the Audit Committee is oversight. Management, including the Fund's administrator, investment adviser and custodian, for the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit and reviews. The independent auditors for the Fund are ultimately accountable to the Board of Directors and Audit Committee of the Fund. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to evaluate, select and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement).

III. MEETINGS OF THE AUDIT COMMITTEE. The Audit Committee shall meet at least once annually, or more frequently if circumstances dictate. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any independent auditor rendering reports to the Audit Committee or the Board of Directors, with outside legal counsel, and with any other consultants or experts engaged by the Audit Committee.

IV. DUTIES AND POWERS OF THE AUDIT COMMITTEE. To carry out its purposes, the Audit Committee shall have the following duties and powers:

          1. The Audit Committee shall review and discuss the audited financial statements and other financial information with management and the independent auditors for the Fund.

          2. The Audit Committee shall review and discuss with the independent auditors:

                    a.        the scope of audits and audit reports;

                    b.        the  personnel,   staffing,   qualifications   and
                              experience of the independent auditor;

                    c.        the compensation of the independent auditor; and

                    d. the independence of the auditor, regarding which the Audit Committee shall secure from the auditor the information required by Independence Standards Board Standard No. 1, as modified or supplemented. The Audit Committee shall actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors. The Audit Committee also shall be responsible for recommending that the Board of Directors take appropriate action in response to the outside auditors' report to satisfy itself of the outside auditors' independence.

          3. The Audit Committee also shall review and discuss with the independent auditors the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as modified or supplemented, including the following:

                    a. the quality, not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Fund in its financial reporting;

                    b.        the  level  of   responsibility   assumed  by  the
                              independent auditors in the preparation of the audit;

                    c. the initial selection of and changes in significant accounting policies or their application, and the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative consensus or guidance;

                    d. the process used by management for the Fund in formulating particularly sensitive accounting estimates and the basis for the independent auditors' conclusions regarding the reasonableness of those estimates;

                    e. the independent auditors' responsibility for other information in documents containing audited financial statements, any procedures performed, and the results;

                    f. any disagreements with management, whether or not satisfactorily resolved, about matters that individually or in the aggregate could be significant to the entity's financial statements or the independent auditors' report;

                    g.        any  consultations   with  other  accountants  and
                              significant matters that were the subject of such consultations;

                    h. any major issues discussed with management in connection with the initial or recurring retention of the independent auditors, including the application of accounting principles and auditing standards; and

                    i.        any   serious   difficulties   relating   to   the
                              performance of the audit that the independent auditors encountered with management.

          4. The Audit Committee shall provide a recommendation to the Board of Directors regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund.

          5. The Audit Committee shall prepare the report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

          6. The Audit Committee shall review this charter at least annually and recommend any changes to the full Board of Directors; and

          7. The Audit Committee shall report its activities to the full Board of Directors on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Fund.

                                                                      APPENDIX B

                             AUDIT COMMITTEE REPORT

                           FIRST FINANCIAL FUND, INC.
                               BOARD OF DIRECTORS

          The Audit Committee of the Board of Directors of the First Financial Fund, Inc. (the "Fund") met on May 21, 2001 to review the Fund's audited financial statements for the fiscal year ended March 31, 2001. The Audit
Committee operates pursuant to a Charter dated May 24, 2000, which sets forth the roles of the Fund's management, independent accountants, the Board of Directors and the Audit Committee in the Fund's financial reporting process. Pursuant to the Charter, the Fund's management is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants for the Fund are responsible for planning and carrying out proper audits and reviews. The role of the Audit Committee is to assist the Board of Directors in its oversight of the financial reporting process by, among other things, reviewing the scope and results of the Fund's annual audit with the Fund's independent accountants and recommending the initial and ongoing engagement of such accountants.

          In performing this oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Fund's management and its independent accountants, PricewaterhouseCoopers LLP ("PwC"). The Audit Committee has discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, and has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also has discussed the independence of PwC with PwC.

          The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and PwC. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not guarantee that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting principles or that PwC is in fact "independent."

          Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 2001.

          This report has been approved by all of the members of the Audit Committee (whose names are listed below), each of whom has been determined to be independent pursuant to New York Stock Exchange Rule 303.01.

Eugene C. Dorsey
Robert E. La Blanc
Douglas H. McCorkindale
Clay T. Whitehead

May 21, 2001

-------------------------------------   =======================================
FIRST FINANCIAL FUND, INC.                          FIRST
                                                  FINANCIAL
PROXY                                           FUND, INC.
STATEMENT
                                        ---------------------------------------
                                           NOTICE OF
                                           ANNUAL MEETING
                                           TO BE HELD ON
                                           AUGUST 30, 2001
                                           AND
                                           PROXY STATEMENT

                                      PROXY

                            FIRST FINANCIAL FUND, INC.

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints George P. Attisano and Arthur J. Brown as proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of First Financial Fund, Inc. (the "Fund") held of record as of the close of business on June 4, 2001 at the Annual Meeting of Stockholders to be held on August 30, 2001, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEE PRINTED ON THE REVERSE SIDE OF THIS CARD.

--------------------------------------------------------------------------------
            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by an authorized person, giving full title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

---------------------------------         --------------------------------------

---------------------------------         --------------------------------------

---------------------------------         --------------------------------------

----------
           PLEASE MARK VOTES AS IN
    X      THIS EXAMPLE
----------

--------------------------------------------------------------------------------
                           FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

CONTROL NUMBER:
RECORD DATE SHARES:

                                              -----------
Please be sure to sign and date this proxy.   Date
                                              -----------
---------------------------------------------------------

Stockholder sign here               Co-owner sign here
---------------------------------------------------------

The Board of Directors recommends a vote "FOR" the following nominee:

                                   For  the
                                   Nominee   Withhold
1.    Election of Directors.
      Nominee:
      Class III:  Richard I. Barr


                                      For    Against
2.    To consider and act upon
      such other business as may
      properly come before the
      meeting and any
      adjournments thereof.

      Mark box at right if an address change
      or comment has been noted on the
      reverse side of this card.